Exhibit 10.115

EXTENSION AGREEMENT

Bank of America, N.A.,
as Administrative Agent
231 South LaSalle Street
Chicago, Illinois 60604

Ladies and Gentlemen:

        The undersigned hereby agrees to extend, effective December 4, 2003, its Commitment and the Maturity Date under the Credit Agreement dated as of April 3, 2001, among SOURCECORP, Incorporated (formerly known as F.Y.I., Incorporated), each of the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as sole lead arranger and sole book agent (as the same has been amended or otherwise modified from time to time, the "Credit Agreement") to April 1, 2006, pursuant to Section 2.1(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

        This Extension Agreement shall be construed in accordance with and governed by the law of the State of Texas. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

HIBERNIA NATIONAL BANK
By:	/s/ Michael R. Geissler
	Name:	Michael R. Geissler
	Title:	Vice President

Agreed and Accepted:

SOURCECORP, INCORPORATED
By:	/s/ Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	EVP & CFO
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Suzanne M. Paul
	Name:	Suzanne M. Paul
	Title:	Vice President